================================================================================




           COLLATERAL ASSIGNMENT OF PATENTS, TRADEMARKS AND COPYRIGHTS
                              (SECURITY AGREEMENT)


                                     between


                              DISCOVERY ZONE, INC.,
                        DISCOVERY ZONE (CANADA) LIMITED,
                       DISCOVERY ZONE (PUERTO RICO), INC.
                       and DISCOVERY ZONE LICENSING, INC.,
                                   as Assignor


                                       and


                        FIRSTAR BANK OF MINNESOTA, N.A.,
                                   as Assignee


                            Dated as of July 17, 1998




================================================================================

           COLLATERAL ASSIGNMENT OF PATENTS, TRADEMARKS AND COPYRIGHTS
                              (SECURITY AGREEMENT)


                  COLLATERAL ASSIGNMENT OF PATENTS, TRADEMARKS AND COPYRIGHTS (SECURITY AGREEMENT) dated as of July 17, 1998, between DISCOVERY ZONE, INC., a Delaware corporation with offices at 565 Taxter Road, Elmsford, New York 10523 ("Discovery Zone"), DISCOVERY ZONE (CANADA) LIMITED, an entity organized under the laws of Ontario, Canada with offices at 565 Taxter Road, Elmsford, New York 10523 ("DZ (Canada) Limited"), DISCOVERY ZONE (PUERTO RICO), INC., a corporation organized under the laws of Puerto Rico with offices at 565 Taxter Road, Elmsford, New York 10523 ("DZ Puerto Rico"), DISCOVERY ZONE LICENSING, INC., a Nevada corporation with offices at 565 Taxter Road, Elmsford, New York 10523 ("DZ Licensing" and collectively with Discovery Zone, DZ (Canada) Limited and DZ Puerto Rico, the "Assignor"), and FIRSTAR BANK OF MINNESOTA, N.A., in its capacity as trustee under the Indenture (as hereinafter defined), with an office at 101 East 5th Street, St. Paul, Minnesota 55101 (in such capacity, "Assignee"). Capitalized terms used in this Agreement which are defined in the Indenture (as hereinafter defined) shall have the respective meanings given them in the Indenture, unless otherwise defined herein.

                              W I T N E S S E T H:

                  WHEREAS, Discovery Zone and Assignee have entered into the Indenture dated the date hereof (together with all supplements and amendments thereto and all extensions, renewals, restatements and replacements thereof, the "Indenture," and such Indenture together with all agreements, instruments and documents now or hereafter entered into or delivered in connection therewith, collectively, the "Collateral Agreements"), pursuant to which the Notes were issued to the Holders;

                  WHEREAS, certain Security Agreements of even date herewith between each of the Assignors and the Assignee (collectively, the "Security Agreement") grants to the Assignee, for the benefit of itself and the ratable benefit of the holders of the Notes, a security interest in certain of the Assignor's assets, including, without limitation, its patents, patent rights and applications therefor, trademarks and applications therefor, copyrights and all applications and registrations therefor, license rights and goodwill;

                  NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor agrees as follows:

                  1. Grant of Security Interest. As security for the complete and timely payment and satisfaction of Assignor's Obligations to Assignee under the Indenture and the Notes, Assignor hereby grants to the Assignee, a continuing security interest in and continuing lien on Assignor's entire right, title and interest in and to all of the now owned or existing and hereafter acquired or arising:

                           a. United States and foreign patents and patent
                  applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Schedule A attached hereto and made a part hereof, and the reissues, divisions, continuations, renewals, extensions and continuations in-part of any of the foregoing, and all income, royalties, damages and payments now and hereafter due and/or payable under any of the foregoing with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing United States and foreign patents and patent applications are sometimes hereinafter individually and/or collectively referred to as the "Patents");

                           b. United States and foreign copyrights, rights and
                  interests in copyrights, works protectable by copyrights, copyright registrations, and copyright applications, including, without limitation, the copyright registrations and applications listed on Schedule B attached hereto and made a part hereof, and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing United States and foreign copyrights are sometimes hereinafter individually and/or collectively referred to as the "Copyrights");

                           c. United States and foreign trademarks, trade names,
                  corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, the trademarks and applications listed on Schedule C attached hereto and made a part hereof or of any of the foregoing (other than applications to register a mark under Section 1(b) of the Lanham Act for which a verified statement of use has not been filed) (all of the foregoing trademarks, tradenames, service marks, trademark registrations, service mark registrations, trademark applications and service mark applications are sometimes hereinafter individually and/or collectively referred to as the "Trademarks");

                           d. any license agreement in which the Assignor is or
                  becomes licensed to use a Patent, Copyright, Trademark or the know-how of any other Person including, without limitation, the license agreements listed on Schedules A, B and C attached hereto and made a part hereof (all the foregoing are referred to as the "Licenses"); and

                           e. the goodwill of the Assignor's business connected
                  with the use of and symbolized by the Trademarks.

All of the foregoing items set forth in clauses (a) through (e) are hereinafter referred to collectively as the "Collateral" and shall be included as part of the definition of Collateral in the Security Agreement. The Security Agreement and the provisions thereof are hereby incorporated herein in their entirety by this reference thereto.

                  2. Assignor's Obligations. Assignor agrees that it will perform and discharge and remain liable for all its covenants, duties, and obligations arising in connection with the Collateral and any licenses and agreements related thereto. Assignee shall have no obligation or liability in connection with the Collateral or any licenses or agreements relating thereto by reason of this Assignment or any payment received by Assignee relating to the Collateral and Assignee shall not be required to perform any covenant, duty or obligation of Assignor arising in connection with the Collateral or any license or agreement related thereto or to take any other action regarding the Collateral or any such licenses or agreements, except and only to the extent that Assignee has acquired absolute ownership of the Collateral upon an exercise of its remedies under Section 5 hereof.

                  3. Representations and Warranties. Assignor represents and warrants to Assignee that as of the Issue Date with respect to the Collateral in existence on such date each such representation and warranty is made: (a) Assignor is the beneficial and record owner of such Collateral, and no adverse claims have been made with respect to its title to or the validity of such Collateral; (b) the trademarks and service marks covered by the Licenses and the Trademarks as listed on Schedule C are the only trademarks, service marks, trademark and service mark registrations and applications therefor and the only trade names and trade styles in which Assignor has any or all right, title and interest; (c) the patents and patent applications listed on Schedule A are the only patents and patent applications in which Assignor has any or all right, title and interest; (d) the copyright registrations and applications listed on Schedule B are the only copyright registrations and applications in which Assignor has any or all right, title and interest; (e) no such Collateral is subject to any existing mortgage, pledge, lien, security interest, lease, charge, encumbrance, settlement or consent, covenant not to sue, non-assertion assurance, release or license (by Assignor as licensor), except the security interest created hereby and under the other Collateral Agreements and except for any licenses between or among any Assignors and except for Permitted Liens (including, without limitation, the liens and security interests securing the Eligible Credit Facility and the Existing Notes); (f) Assignor has performed all acts and has paid all renewal, maintenance and other fees and taxes required to maintain each and every registration and application of such Collateral in full force and effect; (g) no claims have been made against Assignor that the use of any of the Collateral violates the asserted rights of any third party; (h) to the best of Assignor's knowledge, no third party is infringing upon any such Collateral; and (i) concerning Collateral in the United States and regarding the perfection of the security interest hereunder in the United States, when this Agreement is filed in and recorded by the United States Patent and Trademark Office (the "Trademark Office") the United States Copyright Office (the "Copyright Office") and, other than with respect to Copyrights, UCC-1 Financing Statements in appropriate form for recordation have been filed in the recording offices where the Assignor's principal place of business is located and such other locations required by applicable law, and the Assignee has taken the other actions contemplated by the Indenture and in this Agreement, this Agreement will create a legal and valid perfected and continuing lien on and security interest in the Collateral in favor of Assignee, enforceable against Assignor and all third parties, subject to no other mortgage, lien, charge, encumbrance, or security or other interest, except as expressly permitted by the Indenture, the New Intercreditor Agreements and the other Collateral Agreements.

                  4. Covenants. Assignor will maintain and renew all items of Collateral necessary for the conduct of its business and all registrations of the Collateral necessary for the conduct of its business and will defend the Collateral against the claims of all persons. Assignor will maintain the same standards of quality for the goods and services in connection with which the Trademarks and the trademarks covered by the Licenses are used as Assignor or such other persons maintained for such goods and services prior to entering into this Agreement. Assignee shall have the right to enter upon Assignor's premises at all reasonable times to monitor such quality standards. Assignor shall promptly notify Assignee if it knows or has reason to know that any of the Collateral may become subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the Trademark Office, the Copyright Office, or any court. In the event that any of the Collateral is infringed or diluted by a third party, promptly after the Assignor becomes aware of such infringement or dilution, Assignor shall take all reasonable actions to stop such infringement or dilution and protect its exclusive rights in such Collateral including, but not limited to, the initiation of a suit for injunctive relief and to recover damages. Without limiting the generality of the foregoing, Assignor shall not permit the expiration, termination or abandonment of any Trademark, Patent, Copyright or License used in or necessary for the conduct of its business without the prior written consent of Assignee. If, before the Obligations have been satisfied in full, Assignor shall obtain rights to or be licensed to use any new Trademark, Copyright or Patent not identified on Schedules A, B or C hereto, the provisions of Section 1 hereof shall automatically apply thereto and Assignor shall give Assignee prompt notice thereof in writing.

                  5. Remedies Upon Default. Whenever any Event of Default shall occur and be continuing, Assignee shall have all the rights and remedies granted to it in such event by the Indenture, which rights and remedies are specifically incorporated herein by reference and made a part hereof. Assignee in such event may collect directly any payments due to Assignor in respect of the Collateral and, subject to any limitations imposed under any license agreements constituting part of the Collateral, may sell, license, lease, assign, or otherwise dispose of the Collateral in the manner set forth in the Indenture. Assignor agrees that, in the event of any disposition of the Collateral upon any such Event of Default which is continuing, it will duly execute, acknowledge, and deliver all documents necessary or advisable to record title to the Collateral in any transferee or transferees thereof, including, without limitation, valid, recordable assignments of the Collateral. In the event an Event of Default occurs and is continuing, Assignor hereby irrevocably appoints Assignee as its attorney-in-fact, with power of substitution, to execute, deliver, and record any such documents on Assignor's behalf. Notwithstanding any provision hereof to the contrary, during the continuance of an Event of Default, Assignor may sell merchandise or services bearing the Trademarks, Copyrights and trademarks or copyrights covered by the Licenses and utilize the Patents and patents covered by the Licenses in the ordinary course of their respective business and in a manner consistent with its past practices, until it receives written notice from Assignee of an intended sale or disposition of the Collateral. The preceding sentence shall not limit any right or remedy granted to Assignee with respect to Assignor's inventory and other property under the Indenture and the Collateral Agreements or any other agreement now or hereinafter in effect.

                  6. Power of Attorney. Concurrently with the execution and delivery hereof, Assignor shall execute and deliver to the Assignee, in the form of Exhibit 1 hereto, five (5) originals of a Special Power of Attorney for the implementation of the assignment, sale, license, lease or other disposition of the Trademarks, Copyrights, Patents and Licenses pursuant to Section 5. Assignor hereby releases Assignee from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by Assignee in accordance with Section 5 under the powers of attorney granted therein, other than actions taken or omitted to be taken through the bad faith, willful misconduct or gross negligence of Assignee, as determined by a final, non-appealable order of a court of competent jurisdiction.

                  7. Cumulative Remedies. The rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies provided by law. The security interest granted hereby is granted in conjunction with the security interest granted to Assignee under the Indenture and Security Agreement. The rights and remedies of Assignee with respect to the security interest granted hereby are in addition to those set forth in the Indenture and other Collateral Agreements and those which are now or hereafter available to Assignee as a matter of law or equity.

The exercise by Assignee of any one or more of the rights, powers or remedies provided for in this Agreement, Indenture and the Security Agreement or now or hereafter existing at law or in equity shall not preclude the simultaneous or later exercise by any person, including Assignee, of any or all other rights, powers or remedies. The rights and remedies provided herein are intended to be in addition to and not in substitution of the rights and remedies provided by the Indenture and the Collateral Agreements.

                  8. Amendments and Waivers. This Agreement may not be modified, supplemented, or amended, or any of its provisions waived at the request of Assignor, without the prior written consent of Assignee. Assignor hereby authorizes Assignee to modify this Agreement by amending the Schedules hereto to include any future Trademark, Patent or Copyright, additional licenses or other additional Collateral in the future arising.

                  9. Waiver of Rights. No course of dealing between the parties to this Agreement or any failure or delay on the part of any such party in exercising any rights or remedies hereunder shall operate as a waiver of any rights and remedies of such party or any other party, and no single or partial exercise of any rights or remedies by one party hereunder shall operate as a waiver or preclude the exercise of any other rights and remedies of such party or any other party. No waiver by Assignee of any breach or default by Assignor shall be deemed a waiver of any other previous breach or default or of any breach or default occurring thereafter.

                  10. Assignment. Each of Discovery Zone, DZ (Canada) Limited and DZ Puerto Rico have assigned all of its right, title and interest in and to the Collateral (as of the date of such assignment) to DZ Licensing pursuant to an Assignment and License Agreement, dated as of July 22, 1997 (the "DZ Licensing Assignment"). The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto; provided however, that, except for the DZ Licensing Assignment, no interest herein or in or to the Collateral may be assigned by Assignor without the prior written consent of Assignee; and, provided further, that the Assignee may assign the rights and benefits hereof to any party acquiring any interest in the Obligations of any part thereof.

                  11. Further Acts. Assignor shall have the duty to prosecute diligently any application for the Patents, Trademarks and Copyrights necessary for the conduct of its business pending as of the date of this Agreement or thereafter, until the Obligations shall have been paid in full, and to make applications on material unregistered but registrable trademarks and copyrights and unpatented or unregistered but patentable or registrable invention; necessary for the conduct of its business in any location where Assignor does business and to preserve and maintain all rights in the Collateral necessary for the conduct of its business. Any expenses incurred in connection with such applications shall be borne by Assignor. Assignor shall not abandon any right to file a trademark, service mark application or registration for any trademark, service mark, copyright, copyright application or patent application or registration used in or necessary for the conduct of its business, or abandon any such pending applications or registrations necessary for the conduct of its business, without the consent of Assignee.

                  12. Enforcement. Upon Assignor's failure to do so after Assignee's demand, or upon an Event of Default, Assignee shall have the right but shall in no way be obligated to bring suit in its own name to enforce the Trademarks, Patents, Copyrights, Licenses or the trademarks, patents or copyrights covered by the Licenses, and any license under any of the foregoing, in which event Assignor shall at the request of Assignee do any and all lawful acts and execute any and all proper documents that may be reasonably requested by Assignee in aid of such enforcement including, but not limited to, joining as a plaintiff in any such enforcement action, and Assignor shall promptly, upon demand, reimburse and indemnify Assignee or its agents for all costs and expenses incurred by Assignee in the exercise of its rights under this Section 12.

                  13. Release and Re-Assignment. At such time as all of the Obligations under the Indenture and the Notes have been satisfied, and the Collateral Agreements have been terminated, other than upon enforcement of Assignee's remedies under the Collateral Agreements after an Event of Default, Assignee will, subject to and in accordance with the applicable terms of the Indenture, execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to release Assignee's lien in the Collateral and reassign to Assignor any and all rights of Assignee therein which were granted to Assignee hereunder, subject to any dispositions thereof which may have been made by Assignee pursuant hereto. No express or implied license with respect to the Collateral is granted to Assignee under this Agreement and Assignee shall have no rights in Collateral, except as provided in Section 5 as explicitly granted therein and as otherwise explicitly granted hereunder in connection with the security interest granted hereunder.

                  14. Severability. If any clause or provision of this Agreement shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect any other clause or provision in any other jurisdiction.

                  15. Notices. All notices, requests and demands to or upon Assignor or Assignee under this Agreement shall be given in the manner prescribed by the Indenture.

                  16. Governing Law. This Agreement shall be governed by and construed, applied, and enforced in accordance with the federal laws of the United States of America applicable to trademarks, patents and copyrights and the laws of the State of New York, except that no doctrine of choice of law shall be used to apply the laws of any other state or jurisdiction.

                  17. Financing Agreement. This Agreement is one of the Collateral Agreements.

                  18. Counterparts. This Agreement may be signed in one or more counterparts, and by each party in separate counterparts, which, when taken together, shall constitute one and the same document.

                  19. Indenture Protections. Notwithstanding any term hereof to the contrary, the terms of this Agreement applicable to or governing the Assignee shall in all respects be subject to the terms, benefits and protections afforded to the Assignee under Article Seven of the Indenture.

                  20. Intercreditor Agreements. Notwithstanding any term hereof to the contrary, the terms and conditions of this Collateral Assignment of Patents, Trademarks and Copyrights (Security Agreement) are in all respects subject to, and all rights and remedies of the parties hereunder shall be exercised only in accordance with, the terms, conditions, benefits and protections contained in the New Intercreditor Agreements with provide that, among other things, the Lender under the Eligible Credit Facility has a superior Lien in and to the Collateral senior to the rights of Assignee and the holders of, and the Collateral Agent regarding, the Existing Note; and the Assignee has a superior Lien in and to the Collateral senior to the rights of the holders of, and the Collateral Agent regarding, the Existing Notes.

                  21. Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                  if to the Company:
                  ------------------

                           Discovery Zone, Inc.
                           565 Taxter Road, 5th Floor
                           Elmsford, New York  10523
                           Attn:  Chief Executive Officer
                           Telephone Number:    (914) 345-4500
                           Telecopy Number:     (914) 345-4527

                  with a copy to attn:      General Counsel
                                            Telecopy Number:      (914) 345-4516

                  if to the Assignee:
                  -------------------

                           Firstar Bank of Minnesota
                           101 East 5th Street
                           St. Paul, Minnesota  55101
                           Attn: Corporate Trust
                           Telephone Number:      (651) 229-2600
                           Telecopy Number:       (651) 229-6415

                  Each of the Company and the Assignee by written notice to each other such Person may designate additional or different addresses for notices to such Person. Any notice or communication to the Company or the Assignee shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if faxed; and five calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

                  Any notice or communication mailed to a Holder shall be mailed to such Holder by first class mail or other equivalent means at such Holder's address as it appears on the registration books of the Registrar and shall be sufficiently given to such Holder if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.

                              DISCOVERY ZONE, INC.,
                              Assignor


                              By:  /s/ Scott W. Bernstein
                                  ---------------------------------------------
                              Name:     Scott W. Bernstein
                              Title:    President and Chief Executive Officer


                              DISCOVERY ZONE (CANADA) LIMITED,
                              Assignor


                              By:  /s/ Scott W. Bernstein
                                  ---------------------------------------------
                              Name:     Scott W. Bernstein
                              Title:    President


                              DISCOVERY ZONE (PUERTO RICO), INC.,
                              Assignor


                              By:  /s/ Scott W. Bernstein
                                  ---------------------------------------------
                              Name:     Scott W. Bernstein
                              Title:    President


                              DISCOVERY ZONE LICENSING, INC.,
                              Assignor


                              By:  /s/ Scott W. Bernstein
                                  ---------------------------------------------
                              Name:     Scott W. Bernstein
                              Title:    President


                              FIRSTAR BANK OF MINNESOTA, N.A.,
                              solely in its capacity as Trustee and Collateral Agent under the Indenture,
                              Assignee


                              By:  /s/ Frank P. Leslie, III
                                  ---------------------------------------------
                              Name:     Frank P. Leslie, III
                              Title:    Vice President

                                   SCHEDULE A

                                     PATENTS

ISSUED UTILITY PATENTS


Type      Inventor               Application Number        Patent Number       Issued Date              Assignee of Record
----      --------               ------------------        -------------       ------------             ------------------
US        Gleeson, et al.        07/845,301                5,167,595           December 1, 1992         Discovery Zone, Inc.
US        Petersheim             07/845,414                5,205,748           April 27, 1993           Discovery Zone, Inc.
US        Petersheim, et al.     07/845,119                5,405,304           April 11, 1995           Discovery Zone, Inc.
US        Gleeson, et al.        08/097,494                5,425,677           June 20, 1995            Discovery Zone, Inc.
US        Gutterman, et al.      08/316,700                5,482,565           January 9, 1996          Discovery Zone, Inc.
US        Weimer, et al.         08/184,513                5,499,641           March 19, 1996           Discovery Zone, Inc.
US        Weimer, et al.         08/472,086                5,542,440           June 7, 1995             Discovery Zone, Inc.
US        Weimer, et al.         08/475,314                5,529,082           June 7, 1995             Discovery Zone, Inc.
US        Weimer, et al.         08/475,317                5,546,967           June 7, 1995             Discovery Zone, Inc.


UTILITY PATENT APPLICATIONS


Type  Inventor            Number       Filing Date        Status       Assignee of Record
----  --------            ------       ------------       ------       ------------------
PCT   Weimer, et al.      WO95/19854   January 20, 1995   ABANDONED
US    Petersheim, et al.  08/191,431   February 3, 1994   ABANDONED
US    Huffmann, et al.    08/791,873   January 31, 1997   pending


ISSUED DESIGN PATENTS


Type      Inventor                Application No.       Design No.       Filing Date               Assignee of Record
----      --------                ---------------       ----------       ------------              ------------------
US        Petersheim, et al.      07/828,587            D342,115         January 30, 1992          Discovery Zone, Inc.
US        Warren                  07/828,588            D349,964         January 30, 1992          Discovery Zone, Inc.
US        Gleeson                 07/828,589            D340,100         January 30, 1992          Discovery Zone, Inc.
US        Gleeson                 07/828,590            D339,387         January 30, 1992          Discovery Zone, Inc.
US        Warren, et al.          07/828,594            D340,099         January 30, 1992          Discovery Zone, Inc.
US        Gleeson, et al.         07/828,595            D340,274         January 30, 1992          Discovery Zone, Inc.
US        Warren, et al.          07/830,268            D340,498         February 4, 1992          Discovery Zone, Inc.
US        Warren                  07/830,269            D340,102         February 4, 1992          Discovery Zone, Inc.
US        Ingold, et al.          07/830,270            D340,101         February 4, 1992          Discovery Zone, Inc.
US        Petersheim              07/830,272            D341,644         February 4, 1992          Discovery Zone, Inc.
US        Petersheim              07/831,040            D340,098         February 4, 1992          Discovery Zone, Inc.
US        Petersheim              07/834,506            D344,317         February 15, 1994         Discovery Zone, Inc.
US        Petersheim              07/834,507            D343,670         January 25, 1994          Discovery Zone, Inc.
US        Weimer, et al.          29/010,196            D360,715         June 29, 1993             Discovery Zone, Inc.
US        Strawcutter, et al.     29/010,728            D358,190         July 15, 1993             Discovery Zone, Inc.
US        Matsch                  07/518,821            D328,939         May 4, 1990               Discovery Zone, Inc.
US        Matsch                  07/518,839            D328,940         May 4, 1990               Discovery Zone, Inc.
US        Matsch                  07/533,063            D330,742         June 4, 1990              Discovery Zone, Inc.
US        Matsch                  07/532,977            D330,744         June 4, 1990              Discovery Zone, Inc.
US        Matsch                  07/532,978            D330,741         June 4, 1990              Discovery Zone, Inc.



DESIGN PATENT APPLICATIONS


Type  Inventor               Number        Filing Date    Assignee of Record.
----  --------               ------        -----------    -------------------
US    Matsch                 07/933,529    ABANDONED
US    Petersheim, et al.     29/011,036    ABANDONED
US    Matsch                 07/698,068    ABANDONED

                                   SCHEDULE B

                                   COPYRIGHTS

COPYRIGHT REGISTRATIONS


Country      Title                               Number            Date                 Assignee of Record
-------      -----                               ------            ----                 ------------------
US           We make happy...                    TX 3277072        March 9, 1992        Discovery Zone Licensing, Inc.
US           Horizone...                         TX3334160         March 14, 1992       Discovery Zone Licensing, Inc.
US           Discover How Fit...                 TX3306053         March 9, 1992        Discovery Zone Licensing, Inc.
US           Employee Handbook                   TX3306918         April 27, 1992       Discovery Zone Licensing, Inc.
US           Hiring/Recruiting Manual            TX3306504         March 9, 1992        Discovery Zone Licensing, Inc.
US           1991 Kids                           PA564669          March 9, 1992        Discovery Zone Licensing, Inc.
US           Discover an Investment...           TX3285922         March 9, 1992        Discovery Zone Licensing, Inc.
US           Let Your Kids Bounce...             TX3299596         March 9, 1992        Discovery Zone Licensing, Inc.
US           At Discovery Zone, Every...         TX3299592         March 9, 1992        Discovery Zone Licensing, Inc.
US           The Place For Kids...               TX3299598         March 9, 1992        Discovery Zone Licensing, Inc.
US           Let Your Kids Climb...              TX3299593         March 9, 1992        Discovery Zone Licensing, Inc.
US           Bring Your Kids...                  TX3299594         March 9, 1992        Discovery Zone Licensing, Inc.
US           The Opportunity for                 TX3299599         March 9, 1992        Discovery Zone Licensing, Inc.
             Investment...
US           Fitness Fun...                      TX3299597         March 9, 1992        Discovery Zone Licensing, Inc.
US           Tell Your Kids...                   TX3299591         March 9, 1992        Discovery Zone Licensing, Inc.
US           Welcome to Discovery...             TX3276556         March 9, 1992        Discovery Zone Licensing, Inc.
US           The Perfect Destination...          TX3277110         March 9, 1992        Discovery Zone Licensing, Inc.
US           Discovery How Fit...                TX3299595         March 9, 1992        Discovery Zone Licensing, Inc.
US           Discovery Zone...                   TX3153744         July 11, 1991        Discovery Zone Licensing, Inc.



APPLICATIONS FOR COPYRIGHT REGISTRATION



Country      Title                             Number            Date                Assignee of Record
-------      -----                             ------            ----                ------------------
US           Z-Bop - robot character           TX 3277072        March 9, 1992       Discovery Zone Licensing, Inc.


                                   Schedule C

                                   Trademarks


Country         Mark                     Registration No. (RV)     Class
                                            Serial No. (S)
Australia       DISCOVERY ZONE             (R) 553185                41
Australia       Discovery Zone Logo        (R) 553186                41
Puerto Rico     DISCOVERY ZONE             (R) 345                   41
United States   Discovery Zone Logo        (R) 1,619,865             16
United States   DISCOVERY ZONE             (R) 1,619,867             16
United States   Discovery Zone Logo        (R) 1,620,069             25
United States   DISCOVERY ZONE             (R) 1,620,087             25
United States   Discovery Zone Logo        (R) 1,620,486             41
United States   DISCOVERY ZONE             (R) 1,620,487             41
United States   Discovery Zone Logo        (R) 1,639,186             28
United States   DISCOVERY ZONE             (R) 1,639,187             28
United States   FUNBELIEVABLE              (R) 1,808,035             41
United States   Robot Design               (R) 1,816,211             41
United States   Z-BOP                      (R) 1,827,776             41
United States   WHERE KIDZ                 (R) 1,835,777             41
                WANNA BEI
United States   DZ                         (R) 1,847,478             41
United States   DZ                         (R) 1,850,362             25
United States   WEEBODIES                  (R) 1,871,651             41
United States   DZ DINER                   (R) 1,871,739             42
United States   PHONE THE ZONE             (R) 1,949,543             41
United States   KIDZ WATCH                 (R) 1,953,607             41
United States   CHICKEN                    (R) 1,958,271             29
                DINOBITES
United States   DISCOVER  ZONE             (R) 1,976,126             41
                and Tube Design
United States   STARTER ZONE               (R) 1,991,068             41
United States   SKILL ZONE                 (R) 1,991,069             41
United States   TAKE ME HOME               (R) 1,992,959             41
                ZONE

  Country          Mark                  Registration No. (RV)         Class
                                           Serial No. (S)
United States    MINI ZONE                  (R) 1,992,690               41
United States    FUNSITTERS                 (R) 2,000,077               42
United States    ZONE BRAIN                 (R) 2,011,598               41
United States    IMAGINACTION               (R) 2,012,590               41
United States    MEGA ZONE                  (R) 2,020,317               41
United States    THE FREEDOM                (R) 2,025,727               42
                 YOU WANT, THE
                 FUN THEY LOVE!
United States    DISCOVERY ZONE             (S) 74/711,695              14
United States    Discovery Zone Logo        (S) 74/712,805              14
United States    DISCOVERY ZONE             (S) 74/720,947              16
United States    DZ                         (S) 75/410,719              28

STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

          On the 17th day of July, 1998 before me personally came Scott Bernstein, to me known, who being by me duly sworn, did depose and say that he is the President and CEO of DISCOVERY ZONE, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                   /s/ Christine Dionne
                                                  -----------------------------
                                                  Notary Public




STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

          On the 17th day of July, 1998 before me personally came Scott Bernstein, to me known, who being by me duly sworn, did depose and say that he is the President of DISCOVERY ZONE (CANADA) LIMITED, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                   /s/ Christine Dionne
                                                  -----------------------------
                                                  Notary Public



STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

          On the 17th day of July, 1998 before me personally came Scott Bernstein, to me known, who being by me duly sworn, did depose and say that he is the President of DISCOVERY ZONE (PUERTO RICO), INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                   /s/ Christine Dionne
                                                  -----------------------------
                                                  Notary Public

STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

          On the 17th day of July, 1998 before me personally came Scott Bernstein, to me known, who being by me duly sworn, did depose and say that he is the President of DISCOVERY ZONE LICENSING, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                   /s/ Christine Dionne
                                                  -----------------------------
                                                  Notary Public


STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

          On the 17th day of July, 1998 before me personally came Frank P. Leslie, to me known, who being by me duly sworn, did depose and say that he is the Vice President of Firstar Bank of Minnesota, N.A., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                   /s/ Wendy W. Tinkler
                                                  -----------------------------
                                                  Notary Public

                                                  [SEAL]

                                                                       EXHIBIT 1


                            SPECIAL POWER OF ATTORNEY


STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

         KNOW ALL MEN BY THESE PRESENTS, THAT DISCOVERY ZONE, INC., a Delaware corporation with its principal office at 565 Taxter Road, Elmsford, New York 10523 (hereinafter called "Assignor"), hereby appoints and constitutes Firstar Bank of Minnesota, N.A. (hereinafter called "Assignee") its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Assignor:

         1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to: (i) any trademarks, trade names and service marks, and all registrations, renewals, recordings and all pending applications therefor, and all licenses therefor;
(ii) any patents and patent applications and patentable inventions and the reissues, divisions, continuations, renewals, extensions and continuations in part and all licenses therefor; and (iii) any copyrights, copyright applications, rights and interests in copyrights, works protectable by copyrights and all renewals therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

         2. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

         This power of attorney is made pursuant to a Collateral Assignment of Patents, Trademarks and Copyrights (Security Agreement) dated the date hereof, between Assignor and Assignee and takes effect solely for the purposes of
Section 5 thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Obligations" as defined in such security agreement.

Dated as of July 17th, 1998

                              DISCOVERY ZONE, INC.,
                              Assignor


                              By:  /s/ Scott W. Bernstein
                                  --------------------------------------------
                              Name:     Scott W. Bernstein
                              Title:    President and Chief Executive Officer

STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

         On the 17th day of July, 1998 before me personally came Scott Bernstein, to me known, who being by me duly sworn, did depose and say that he is the President and CEO of DISCOVERY ZONE, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                   /s/ Christine Dionne
                                                  -----------------------------
                                                  Notary Public

                                                  [SEAL]

                                                                       EXHIBIT 1


                            SPECIAL POWER OF ATTORNEY


STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

         KNOW ALL MEN BY THESE PRESENTS, THAT DISCOVERY ZONE (CANADA)
LIMITED, a corporation organized under the laws of Canada, with its principal office at 565 Taxter Road, Elmsford, New York 10523 (hereinafter called "Assignor"), hereby appoints and constitutes Firstar Bank of Minnesota, N.A. (hereinafter called "Assignee") its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Assignor:

         1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to: (i) any trademarks, trade names and service marks, and all registrations, renewals, recordings and all pending applications therefor, and all licenses therefor;
(ii) any patents and patent applications and patentable inventions and the reissues, divisions, continuations, renewals, extensions and continuations in part and all licenses therefor; and (iii) any copyrights, copyright applications, rights and interests in copyrights, works protectable by copyrights and all renewals therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

         2. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

         This power of attorney is made pursuant to a Collateral Assignment of Patents, Trademarks and Copyrights (Security Agreement) dated the date hereof, between Assignor and Assignee and takes effect solely for the purposes of
Section 5 thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Obligations" as defined in such security agreement.

Dated as of July 17th, 1998

                              DISCOVERY ZONE (CANADA) LIMITED,
                              Assignor


                              By:  /s/ Scott W. Bernstein
                                  ---------------------------------------------
                              Name:     Scott W. Bernstein
                              Title:    President

STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

          On the 17th day of July, 1998 before me personally came Scott Bernstein, to me known, who being by me duly sworn, did depose and say that he is the President of DISCOVERY ZONE (CANADA) LIMITED, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                   /s/ Christine Dionne
                                                  -----------------------------
                                                  Notary Public

                                                  [SEAL]

                                                                       EXHIBIT 1


                            SPECIAL POWER OF ATTORNEY


STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

         KNOW ALL MEN BY THESE PRESENTS, THAT DISCOVERY ZONE (PUERTO RICO), INC., a corporation organized under the laws of Puerto Rico with its principal office at 565 Taxter Road, Elmsford, New York 10523 (hereinafter called "Assignor"), hereby appoints and constitutes Firstar Bank of Minnesota, N.A. (hereinafter called "Assignee") its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Assignor:

         1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to: (i) any trademarks, trade names and service marks, and all registrations, renewals, recordings and all pending applications therefor, and all licenses therefor;
(ii) any patents and patent applications and patentable inventions and the reissues, divisions, continuations, renewals, extensions and continuations in part and all licenses therefor; and (iii) any copyrights, copyright applications, rights and interests in copyrights, works protectable by copyrights and all renewals therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

         2. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

         This power of attorney is made pursuant to a Collateral Assignment of Patents, Trademarks and Copyrights (Security Agreement) dated the date hereof, between Assignor and Assignee and takes effect solely for the purposes of
Section 5 thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Obligations" as defined in such security agreement.

Dated as of July 17, 1998

                              DISCOVERY ZONE (PUERTO RICO), INC.,
                              Assignor


                              By:  /s/ Scott W. Bernstein
                                  ---------------------------------------------
                              Name:     Scott W. Bernstein
                              Title:    President

STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

          On the 17th day of July, 1998 before me personally came Scott Bernstein, to me known, who being by me duly sworn, did depose and say that he is the President of DISCOVERY ZONE (PUERTO RICO), INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                   /s/ Christine Dionne
                                                  -----------------------------
                                                  Notary Public

                                                  [SEAL]

                                                                       EXHIBIT 1


                            SPECIAL POWER OF ATTORNEY


STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

         KNOW ALL MEN BY THESE PRESENTS, THAT DISCOVERY ZONE LICENSING,
INC., a Nevada corporation, with its principal office at 565 Taxter Road, Elmsford, New York 10523 (hereinafter called "Assignor"), hereby appoints and constitutes Firstar Bank of Minnesota, N.A. (hereinafter called "Assignee") its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Assignor:

         1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to: (i) any trademarks, trade names and service marks, and all registrations, renewals, recordings and all pending applications therefor, and all licenses therefor;
(ii) any patents and patent applications and patentable inventions and the reissues, divisions, continuations, renewals, extensions and continuations in part and all licenses therefor; and (iii) any copyrights, copyright applications, rights and interests in copyrights, works protectable by copyrights and all renewals therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

         2. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

         This power of attorney is made pursuant to a Collateral Assignment of Patents, Trademarks and Copyrights (Security Agreement) dated the date hereof, between Assignor and Assignee and takes effect solely for the purposes of
Section 5 thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Obligations" as defined in such security agreement.

Dated as of July 17th, 1998

                              DISCOVERY ZONE LICENSING, INC.,
                              Assignor


                              By:  /s/ Scott W. Bernstein
                                  ---------------------------------------------
                              Name:     Scott W. Bernstein
                              Title:    President

STATE OF NEW YORK   )
                    ) ss:
COUNTY OF NEW YORK  )

          On the 17th day of July, 1998 before me personally came Scott Bernstein, to me known, who being by me duly sworn, did depose and say that he is the President of DISCOVERY ZONE LICENSING, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                   /s/ Christine Dionne
                                                  -----------------------------
                                                  Notary Public

                                                  [SEAL]